Filed pursuant to Rule 497(e)
File Nos. 333-211533 and 811-22792

BLACKSTONE ALTERNATIVE ALPHA FUND II

Supplement dated May 8, 2019 to the

Blackstone Alternative Alpha Fund II (the “Fund”)

Prospectus dated July 31, 2018, as supplemented

Intent to Adopt Alternative Shareholder Report Delivery Method under Rule 30e-3 under the 1940 Act

The following disclosure is added to the cover page of the Prospectus:

Beginning on May 8, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website. You will be notified by mail each time a report is available, and you will be provided with a website link to access the report.

If you already have elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Distributor or the Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling 1-855-890-7725 to make such arrangements. Shareholders who hold accounts through a broker-dealer or other financial intermediary should contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with the Distributor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-855-890-7725 to make such arrangements. For shareholders who hold accounts through a broker-dealer or other financial intermediary, please contact your financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your Fund shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

Shareholders should retain this Supplement for future reference.